Exhibit 99.01

Simmons & Company March 3 - 5, 2008 Management Presentation

2007 Was a Great Year for Valero Financial Earned $7.72 per share from continuing operations, one of our best years ever Purchased 14% of our shares that were outstanding at the end of 2006 For 2006 and 2007, purchased nearly 20% of our shares that were outstanding at the end of 2005 Raised dividend rate by 50% to $0.48 per year Maintained strong balance sheet Operations Voted Fortune Magazine's #1 Best Big Company to Work For Restructured retail business, reorganized refinery accounting and procurement for pre-tax savings estimated at $25 million per year Successfully commissioned major projects at St. Charles, Houston, Corpus Christi, Ardmore, and Benicia Capital spending came in $700 million (20%) under budget Strategic Sold Lima refinery for $1.9 billion plus $500 million of working capital Began strategic alternatives discussions for Aruba, Memphis, and Krotz Springs

Worldwide Fundamentals Constructive for Refining Margins Worldwide supply and demand is balanced High costs and long lead-times affecting growth of refining capacity Existing refinery units less productive, lower utilization 2001 2002 2003 2004 2005 2006 2007E 2008E 2009E Total Global Petroleum Demand 77.5 78.2 79.8 82.6 83.9 84.7 86.3 87.8 89.4 Petroleum Demand Growth 0.8 0.7 1.6 2.8 1.3 0.8 1.07 1.32 1.2 CDU Expansions -0.098 0.854 0.463 0.745 1.415 1.606 1.358 1.35 1.864 Conversion Capacity Growth (Coker, FCC, HCU) 0.45 0.909 0.559 0.498 0.626 0.831 0.938 1.307 1.651 Source: Industry reports and Valero forecast; 2008 and 2009 estimates are based upon consultant averages and are subject to change; includes capacity creep MMBPD Global Refining Supply and Demand

PIRA Survey 2007 Actual 2007 Downtime PIRA Survey 2008 Estimated 2008 Downtime Jan 875 950 575 841 Feb 625 1460 775 1080 Mar 570 1255 940 Apr 500 1240 715 May 150 820 340 Jun 190 690 262 Sep 790 850 Oct 740 1345 Nov 560 1187 Dec 385 500 U.S. Upgrading Downtime Source: PIRA Energy Group as of January 2008; Internal Forecasts MBPD More frequent catalyst changes Increased emphasis on safety Inexperienced labor - extends turnarounds Actual downtime in 2007 greatly exceeded surveyed downtime Downtime increasing due to: More stringent fuel specifications and environmental regulations More complex operations Expect actual 2008 downtime to exceed surveyed downtime, again January 2008 46% higher than survey February 2008 39% higher than survey

Expect Seasonal Expansion in Gasoline Margins Gasoline demand has begun its seasonal increase Summer-grade gasoline more difficult to make Southern California transitioned in mid- February Switch occurs in March/April timeframe for rest of country 5-Yr Avg 2008 2007 Forward Curve Low 1/1/2007 5.1 5.1 4.39 2.87 1/8/2007 6.32 3.46 4.32 1.98 1/15/2007 5.04 2.29 4.13 5.64 1/22/2007 5.25 5.33 4.12 5.77 1/29/2007 5.01 5.62 5.57 4.1 2/5/2007 5.9 5.08 4.94 4.09 2/12/2007 5.77 5.89 5.4 4.83 2/19/2007 5.84 7.17 7.88 7.17 3.22 2/26/2007 6.26 11.96 10.84 1.58 3/5/2007 8.31 14.9 11.202 3.45 3/12/2007 9.56 14.85 11.564 2.54 3/19/2007 11.55 18.5 11.926 0.45 3/26/2007 12.35 18.5 12.288 4/2/2007 13.37 18.23 12.65 4/9/2007 14.71 21.96 12.762 4/16/2007 16.7 30.57 12.874 4/23/2007 16.12 24.72 12.986 4/30/2007 16.74 31.95 13.098 5/7/2007 15.89 31.93 13.21 5/14/2007 17.4 35.48 13.225 5/21/2007 17.97 40.41 13.24 5/28/2007 14.97 33 13.255 6/4/2007 14.81 31.23 13.27 6/11/2007 14.23 26.18 13.1325 6/18/2007 12.87 23.95 12.995 6/25/2007 12.76 23.81 12.8575 7/2/2007 12.74 21.65 12.72 7/9/2007 14.59 22.74 12.538 7/16/2007 14.5 23.6 12.356 7/23/2007 12.6 13.63 12.174 7/30/2007 11.1 10.16 11.992 8/6/2007 10.59 8.37 11.81 8/13/2007 10.19 9.87 10.9925 8/20/2007 11.31 14.19 10.175 8/27/2007 9.45 11.08 9.3575 9/3/2007 14.47 12.95 8.54 9/10/2007 10.74 13.16 8.015 9/17/2007 8.09 8.27 7.49 9/24/2007 10.84 8.14 6.965 10/1/2007 13.68 5.93 6.44 10/8/2007 9.32 4.52 6.084 10/15/2007 6.55 4.16 5.728 10/22/2007 4.58 2.81 5.372 10/29/2007 3.39 1.11 5.016 11/5/2007 4.04 4.32 4.66 11/12/2007 4.51 6.23 4.6475 11/19/2007 4.46 5.1 4.635 11/26/2007 4.24 3.13 4.6225 12/3/2007 3.39 1.88 4.61 12/10/2007 3.16 2.8 4.61 12/17/2007 3.52 3.53 4.61 12/24/2007 3.73 3.45 4.61 12/31/2007 4.82 5.81 4.61 Gulf Coast Gas Crack (per bbl) 2008 Forward Curve Combination of seasonal demand growth and tighter specs drive margins higher heading toward summer Forward curve shows higher margins to come Actual margins could be higher than forward curve Source: Platt's, 2008 through February 22; Forward curve on February 25 5-Yr Avg 2008 2007 High Low 1/6/2006 9.0914 9.33075 9.292 9.221 8.665 1/13/2006 8.9667 9.288 9.18425 9.104 8.562 1/20/2006 8.85795 9.1675 9.129 8.998 8.389 1/27/2006 8.7848 9.081 9.08975 8.879 8.22 2/3/2006 8.75885 8.984 9.0735 8.883 8.204 2/10/2006 8.7758 8.96 9.07375 8.939 8.143 2/17/2006 8.8083 9.00025 9.12125 8.994 8.238 2/24/2006 8.81825 9.0265 9.129 9.012 8.374 3/3/2006 8.8436 9.14275 9.034 8.514 3/10/2006 8.9212 9.167 9.04 8.554 3/17/2006 8.96425 9.1775 9.054 8.625 3/24/2006 8.98785 9.20975 9.079 8.598 3/31/2006 8.9939 9.28475 9.093 8.499 4/7/2006 9.00915 9.36325 9.129 8.512 4/14/2006 9.0243 9.365 9.129 8.53 4/21/2006 9.0342 9.34325 9.204 8.548 4/28/2006 9.0659 9.2855 9.147 8.642 5/5/2006 9.06105 9.2535 9.169 8.686 5/12/2006 9.099 9.29275 9.196 8.613 5/19/2006 9.14655 9.36025 9.241 8.74 5/26/2006 9.2232 9.4165 9.337 8.736 6/2/2006 9.2544 9.45425 9.406 8.8 6/9/2006 9.242 9.475 9.471 8.806 6/16/2006 9.27405 9.5145 9.438 8.69 6/23/2006 9.25625 9.537 9.437 8.826 6/30/2006 9.31355 9.5525 9.507 8.925 7/7/2006 9.38995 9.5965 9.559 8.925 7/14/2006 9.39425 9.62625 9.594 8.978 7/21/2006 9.40615 9.6545 9.602 9.054 7/28/2006 9.4251 9.68075 9.601 9.035 8/4/2006 9.42365 9.65875 9.62 9.108 8/11/2006 9.4589 9.62425 9.61 9.179 8/18/2006 9.5036 9.64275 9.609 9.15 8/25/2006 9.5124 9.63375 9.602 9.17 9/1/2006 9.50165 9.63425 9.583 9.129 9/8/2006 9.4361 9.5895 9.543 9.023 9/15/2006 9.32275 9.46075 9.457 8.972 9/22/2006 9.2084 9.363 9.377 8.83 9/29/2006 9.0804 9.24875 9.241 8.738 10/6/2006 9.0434 9.2005 9.21 8.75 10/13/2006 9.04775 9.202 9.227 8.798 10/20/2006 9.06095 9.2365 9.283 8.805 10/27/2006 9.13505 9.29525 9.388 8.915 11/3/2006 9.16375 9.337 9.391 9.022 11/10/2006 9.18115 9.3205 9.344 8.94 11/17/2006 9.1919 9.28275 9.254 8.911 11/24/2006 9.161 9.283 9.209 8.823 12/1/2006 9.1687 9.25775 9.264 8.757 12/8/2006 9.17325 9.298 9.335 8.721 12/15/2006 9.1859 9.31425 9.421 8.799 12/22/2006 9.222 9.33675 9.398 8.898 12/29/2006 9.2081 9.34175 9.34 8.877 Gasoline Demand, 4-Week Avg (mmbpd) Source: DOE; 2008 through February 22

2003 2004 2005 2006 2007 2008 Jan 447.565 446.4115 475.236 498.046 444.4381099 Feb 417.4465 420.8245 454.6865 476.3925 423.5175382 Mar 390.2595 408.3075 417.915 454.6205 Apr 389.313 408.7475 429.118 457.0445 May 400.7005 423.2805 440.041 461.8005 Jun 416.5515 419.7565 451.422 463.678 Jul 442.424 448.618 475.1825 462.9945 Aug 474.351 465.5685 498.659 472.668 Sep 462.556 468.342 511.6205 478.084 Oct 463.352 474.1665 504.3485 464.2235 Nov 449.884 476.149 499.276 448.191 Dec 444.928 470.8455 505.0565 440.3700037 Diesel Inventories at Historically Low Levels Source: PIRA Energy Group as of February 25, 2008; Includes heating oil, diesel, gasoil; includes consumer tertiary stocks U.S. and Europe Commercial Distillate/Gasoil Inventories (millions of barrels) 2006 2005 2004 2008

5-Yr Avg 2008 2007 2008 Forward Curve 1/1/2007 7.97 13.67 11.96716669 1/8/2007 7.6 12.07 14.0877 1/15/2007 7.9 14.21 15.11475 1/22/2007 8.59 14.81 14.6863 1/29/2007 8.78 15.83 14.2115 2/5/2007 8.76 17.46 13.647 2/12/2007 9.29 20.24 14.795 2/19/2007 11.17 22.39 18.16475 22.39 2/26/2007 11.36 19.2107 22.26 3/5/2007 10.83 21.9169 21.9 3/12/2007 10.8 22.2966 21.54 3/19/2007 10.37 21.1412 21.18 3/26/2007 11.33 24.18025 20.82 4/2/2007 12.03 25.51825 20.46 4/9/2007 13.69 30.0435 20.164 4/16/2007 12.01 21.4495 19.868 4/23/2007 11.83 20.2068 19.572 4/30/2007 11.31 20.5513 19.276 5/7/2007 11.82 22.5261 18.98 5/14/2007 11.42 23.0127 18.96875 5/21/2007 11.38 23.3549 18.9575 5/28/2007 11.46 21.63825 18.94625 6/4/2007 12.13 20.5117 18.935 6/11/2007 12.01 20.9446 19.05125 6/18/2007 10.93 20.634 19.1675 6/25/2007 11.18 19.2405 19.28375 7/2/2007 11.39 18.298375 19.4 7/9/2007 10.4 18.0426 19.528 7/16/2007 10.15 13.8135 19.656 7/23/2007 10.69 14.4926 19.784 7/30/2007 11.09 14.1936 19.912 8/6/2007 10.52 14.4678 20.04 8/13/2007 11.08 17.3316 20.2475 8/20/2007 11.93 18.1904 20.455 8/27/2007 13.18 18.1138 20.6625 9/3/2007 11.88 16.859125 20.87 9/10/2007 10.36 16.2975 20.79 9/17/2007 12.35 16.31488 20.71 9/24/2007 17.21 15.29102 20.63 10/1/2007 16.38 14.1446 20.55 10/8/2007 17.15 13.43852 20.332 10/15/2007 15.31 12.64948 20.114 10/22/2007 11.79 11.88764 19.896 10/29/2007 10.53 14.18422 19.678 11/5/2007 11.44 16.46192 19.46 11/12/2007 11.5 15.94456 19.23125 11/19/2007 11.84 16.4062 19.0025 11/26/2007 11.24 18.62408 18.77375 12/3/2007 10.42 16.56846 18.545 12/10/2007 11.18 15.27508 18.545 12/17/2007 10.72 16.59832 18.545 12/24/2007 10.16 14.7753667 18.545 12/31/2007 9.97 13.66866671 18.545 Year-Round Demand for Diesel Is Strong 5-Yr Avg 2008 2007 High Low 1/6/2006 33.43580799 28.7 33.6 30.91 24.84 1/13/2006 33.5412534 29.8 34.5 31.3 25.85 1/20/2006 31.90313636 30 35.2 32.57 26.27 1/27/2006 29.32348587 29.9 33.7 31.42 25.43 2/3/2006 27.78980345 30 31.6 31.55 23.34 2/10/2006 26.33969597 30 29.6 31.99 22.46 2/17/2006 25.98783475 28.2 27.5 31 22.51 2/24/2006 26.0871236 27.5 26.5 30.96 22.19 3/3/2006 26.18647582 26.4 30.77 22.15 3/10/2006 26.35064752 26.2 27.87 21.95 3/17/2006 26.43582777 26.2 28.68 23.23 3/24/2006 26.44672465 26.5 28.5 21.53 3/31/2006 25.8353738 26.8 26.94 22.03 4/7/2006 25.92940122 27.1 28.72 22.26 4/14/2006 26.15109173 27 27.53 21.62 4/21/2006 25.983312 27.2 26.7 20.87 4/28/2006 26.60243344 27.1 27.4 20.74 5/5/2006 27.02262882 27.8 25.47 21.35 5/12/2006 27.5586053 28.6 26.54 21.17 5/19/2006 27.65812964 28.8 27 21.3 5/26/2006 28.13738267 28.8 26.78 21.93 6/2/2006 28.36919537 29.3 29.54 22.33 6/9/2006 28.62700552 29.4 29.08 22.53 6/16/2006 28.78280445 29.6 27.88 22.35 6/23/2006 29.05014603 29 27.45 21.52 6/30/2006 29.43666603 29.4 26.17 22.13 7/7/2006 30.50902513 29.6 27.78 23.07 7/14/2006 31.07621059 29.5 28.79 23.18 7/21/2006 31.73970042 30.5 28.58 22.98 7/28/2006 32.11953046 31.1 29.65 22.74 8/4/2006 32.09959819 31.2 28.45 22.17 8/11/2006 32.36003634 31.1 27.62 23.5 8/18/2006 32.28693469 31 27.63 23.68 8/25/2006 32.99962576 31 26.72 23.75 9/1/2006 33.55759971 31.4 28.1 23.81 9/8/2006 34.26551025 32 28.92 24.34 9/15/2006 34.56494355 32.8 27.54 23.91 9/22/2006 34.38402233 33.5 26.52 24.24 9/29/2006 33.40437242 33.1 26.37 23.23 10/6/2006 32.26460279 32.1 26.72 22.69 10/13/2006 32.03377673 32.1 26.93 22.5 10/20/2006 31.45015496 31.3 26.63 21.23 10/27/2006 31.08602433 31.7 26.21 20.96 11/3/2006 30.52326547 32.2 25.72 21.35 11/10/2006 29.87899978 31 24.31 20.28 11/17/2006 29.90950963 29.9 24.78 19.91 11/24/2006 30.66966955 29.6 25.74 20.51 12/1/2006 31.16373428 29.9 26.39 21.41 12/8/2006 30.86368673 30 28.33 22.53 12/15/2006 30.08463242 29.4 26.89 22.84 12/22/2006 29.78496574 28.2 27.59 22.89 12/29/2006 31.01223592 28.2 29.82 23.07 Distillate Days-of-Supply Gulf Coast On-Road Diesel Crack (per bbl) Distillate days-of-supply falling like previous years World demand growth is continuing Incremental tightening of diesel specs worldwide Forward curve shows average 2008 diesel margins higher than 2007 average Valero's growth projects oriented toward diesel 90% of Valero distillates price like on-road diesel and jet fuel Source: DOE; 2008 through February 22 Source: Platt's, 2008 through February 22; LSD prior to May 2006; ULSD after May 2006; Forward curve on February 25

Feedstock Differentials Remain Wide Worldwide crude supply mix expected to be stable going forward Sour crude oils continue to dominate worldwide reserves More high TAN crude entering the market Expect increasing sour crude production in Gulf of Mexico in 2008 and 2009 Canadian production growing, moving south Expect feedstock differentials to remain wide Strong worldwide demand for light, sweet crude oil to make high-quality fuels Maya heavy sour differentials are very attractive, even more so for other heavy sours Medium sour crude differentials are strong Maya Mars LLS - Mars 2002 5.74 2.15 2.52 2002 5.96 1.96 2.36 2002 5.75 2.06 2.47 2002 4.22 1.63 2.07 2002 4.64 2.74 2.2 2002 4.1 2.02 2.17 2002 4.39 1.9 1.96 2002 5.38 2.93 2.54 2002 5.25 2.52 2.41 2002 4.58 2.78 3.01 2002 6.32 4.42 4.37 2002 6.93 2.82 3.4 2003 5.41 3.27 3.85 2003 8.22 5.19 5.28 2003 9.15 3.69 6.02 2003 7.7 3.94 3.6 2003 6.68 2.26 2.35 2003 7.36 3.57 3.18 2003 5.62 3.22 2.95 2003 5.96 3.1 3.04 2003 5.97 3.36 3.66 2003 6.26 3.11 3.64 2003 6.85 3.51 3.58 2003 7.66 2.82 3.26 2004 8.54 4.06 5.74 2004 10.01 5.6 6.48 2004 9.49 4.6 5.76 2004 9.21 5.55 5.77 2004 8.54 4.31 4.47 2004 8.28 4.76 4.49 2004 10.68 4.99 5.48 2004 11.99 6.21 6.98 2004 13.71 7 7.85 2004 14.67 10.44 11.51 2004 16.63 8.89 8.51 2004 15.22 7.67 7.12 2005 16.93 7.18 6.8 2005 17.09 6.61 5.73 2005 17.82 7.21 6.58 2005 14.84 6.56 5.42 2005 11.24 5.11 4.18 2005 14.26 5.15 4.31 2005 14.47 5.46 4.62 2005 17.38 7.24 7.04 2005 15.23 5.63 6.95 2005 15.48 6.87 7.48 2005 16.56 6.83 6.2 2005 17.51 7.61 7 2006 18.08 7.08 6.81 2006 15.01 8.18 7.31 2006 14.28 7.86 7.59 2006 14.27 5.87 6.12 2006 15.56 7.04 7.24 2006 17.28 7.16 7.1 2006 16.45 6.67 7.17 2006 13.54 7.69 8.27 2006 12.56 8.14 7.06 2006 12.34 7.01 5.61 2006 13.08 6.05 6.36 2006 13.97 6.74 8.08 2007 12.68 5.96 7.24 2007 12.89 5.77 7.06 2007 12.75 3.02 4.92 2007 11.15 1.86 5 2007 9.05 3.25 7.21 2007 8.64 2.94 7.64 2007 10.38 4.46 2007 11.8 5.75 2007 14.78 7.59 2007 15.29 11.13 2007 15.67 9 2007 14.26 6.59 2008 14.68 6.85 2008 16.19 6.36 Sour Crude Differentials to WTI (per bbl) Source: Platt's; 2008 through February 22 Maya Mars LLS - Mars Jan 14.64 6.85 Feb 14.93 6.71 Mar 14.79 6.16 Apr 14.46 6.08 May 14.84 6.4 Jun 13.58 6.11 Jul 12.45 5.68 Aug 12.17 6.17 Sep 12.67 6.25 Oct 13.36 6.36 Nov 14.05 6.31 Dec 14.01 6.2 2008 Forecasted Diffs to WTI (per bbl) Source: Industry reports

Building a Better Valero Optimizing Refining Portfolio Investing in Growth Projects at Core Refineries Focusing on Reliability and Cost Efficiency Using Balanced Approach to Allocate Cash Continuing to Seek Acquisitions That Meet Our Criteria Achieve best returns on investment in the industry!

Optimizing Refining Portfolio



Benicia, California
• 170,000 bpd capacity
• 15.0 Nelson complexity
Wilmington, California
• 135,000 bpd capacity
• 15.9 Nelson complexity
McKee, Texas
• 170,000 bpd capacity
• 9.4 Nelson complexity
Three Rivers, Texas
• 100,000 bpd capacity
• 12.4 Nelson complexity
Corpus Christi, Texas
• 315,000 bpd capacity
• 18.4 Nelson complexity
Texas City, Texas
• 245,000 bpd capacity
• 10.8 Nelson complexity
Houston, Texas
• 145,000 bpd capacity
• 15.1 Nelson complexity
Port Arthur, Texas
• 310,000 bpd capacity
• 11.8 Nelson complexity
Krotz Springs, Louisiana
• 85,000 bpd capacity
• 6.5 Nelson complexity
• Under Strategic Evaluation
Quebec, Canada
• 215,000 bpd capacity
• 7.8 Nelson complexity
Paulsboro, New Jersey
• 195,000 bpd capacity
• 9.1 Nelson complexity
Delaware City, Delaware
• 210,000 bpd capacity
• 13.2 Nelson complexity
Lima, Ohio
• 165,000 bpd capacity
• SOLD in 2007
Memphis, Tennessee
• 195,000 bpd capacity
• 7.5 Nelson complexity
• Under Strategic Evaluation
Ardmore, Oklahoma
• 90,000 bpd capacity
• 10.9 Nelson complexity
St. Charles, Louisiana
• 250,000 bpd capacity
• 14.3 Nelson complexity
San Nicholas, Aruba
• 275,000 bpd capacity
• 7.0 Nelson complexity
• Under Strategic Evaluation
Legend
Valero Marketing Presence
Core Refinery
Non-Core Refinery Under Strategic Evaluation

Capacity shown in terms of crude and feedstock throughput

Source: Nelson complexities, Oil & Gas Journal and Valero estimates

9

Core Refineries Have Advantages Nelson Non-Core Refineries 7.8 Core Refineries 12.3 Nelson Complexity Index 1 "Non-Core Refineries" consist of Lima, Aruba, Krotz Springs, and Memphis Diluted Shares Outstanding Non-Core Refineries 0.4 Core Refineries 0.7 2006 % Discounted Feedstocks Core refineries use cheaper feedstocks More capacity for medium and heavy sour feedstocks Core refineries have higher Nelson complexity indices More high-conversion units Can process low-quality feedstocks into clean products 1 1

Core Refineries Have Advantages Gross Margin per Barrel Non-Core Refineries 8.71 Core Refineries 13.19 2006 Throughput Gross Margin per Barrel ROCE Non-Core Refineries 0.27 Core Refineries 0.3 2006 Return on Capital Employed Core refineries have higher returns on capital employed Result of stronger margins and historic capital spending Core refineries have higher throughput gross margins Higher complexity results in larger spreads between product prices and feedstock costs 1 1 1 "Non-Core Refineries" consist of Lima, Aruba, Krotz Springs, and Memphis

Investing in Growth Projects at Core Refineries Refinery Project Total Cost1 $mm Start-Up Est. Annual EBITDA2 $mm IRR2 Description St. Charles Crude/ Coker/ Hydrocracker $1,400 2010 $350 20% Crude unit expansion - 45 mbpd Coker expansion - 10 mbpd New hydrocracker - 50 mbpd Port Arthur Crude/ Coker/ Hydrocracker $2,400 2011 $700 17% Crude throughput expansion - 75 mbpd New coker - 45 mbpd New hydrocracker - 50 mbpd St. Charles CCR/ Aromatics $2,100 2011 $500 16% Combined with benzene removal World-scale, efficient paraxylene plant Hydrocracker naphtha is an excellent feedstock - reduces gasoline pool Port Arthur Coke Gasification $2,500 2012 $430 12% 10,000 tons per day capacity Produces 450 million ft3/day of hydrogen Quebec ROSE/ Hydrocracker New 30 mbpd ROSE unit New 30 mbpd hydrocracker 1 Total project cost includes non-strategic capital costs and interest and overhead. Internal rates of return based on strategic portion of capital only 2 Estimated EBITDA and IRR based on average prices for 2004-2006 Postponed

Focusing on Reliability and Cost Efficiency Unbudgeted downtime in 2007 resulted in $2 billion in lost opportunity Based on actual less budgeted throughput volumes and actual market prices Represents an example of profit improvement potential Problems have been identified, plans are in-place for improvements Projects: Cat cracker revamps, coker drums repairs, utilities Completing in 2009 and 2010 Increasing Mechanical Availability Better Worse 2006 0.961 2007 0.959 2008E 0.97 2009E 0.969 2010E 0.972 2011E 0.976 US 1st Qtl US 2nd Qtl US 3rd Qtl US 4th Qtl Strategic Plan Target

2006 100.3 2007 100.1 2008E 96.4 2009E 94.4 2010E 90.7 2011E 88.5 Focusing on Reliability and Cost Efficiency Projects: New hydrogen plant at Corpus Christi and more efficient heater at Benicia, new boilers, heater controls, and operations focus US 1st Qtl US 2nd Qtl US 3rd Qtl US 4th Qtl Improving Energy Efficiency Index (Measured in EII(r) Points) Worse Better Strategic Plan Target (r) Registered Trademark of Solomon Associates

2006 94.1 2007 94.4 2008E 84.5 2009E 82 2010E 79.8 2011E 79.6 Focusing on Reliability and Cost Efficiency Reliability improvements, accounting and procurement centralization, contractor efficiencies, and other administrative consolidations US 1st Qtl US 2nd Qtl US 3rd Qtl US 4th Qtl Worse Better Reducing Non-Energy Operating Costs per EDC (Measured in Dollars per EDC) Strategic Plan Target

Using Balanced Approach to Allocate Cash Capex and Turnarounds Stock Buybacks 2001 0.536 0.157 2002 0.779 0.046 2003 1.112 0.073 2004 1.596 0.318 2005 2.574 0.571 2006 3.756 2.02 2007 2.778 5.788 2008E 4.5 3.1 Capital Expenditures and Stock Buybacks Billions Diluted Shares Outstanding 4Q05 654.1 1Q06 644.3 2Q06 635.8 3Q06 627.8 4Q06 619.6 1Q07 615.3 2Q07 578 3Q07 564 4Q07 555 Diluted Shares Outstanding (Wtd. Avg.) Millions Stock Buybacks Plan to continue buyback program in 2008 Recently added $3 billion of new authorization Dividends Considering an increase again in 2008 Debt In 2008, plan to pay down approximately $640 million of high-coupon Premcor debt

Valero Clearly Advantaged - But Undervalued Source: Oil & Gas Journal and Valero estimates EC GC MC WC RM DK 0 1 0 0 0 ALJ 0 0.6 0 0.4 0 WNR 0.3 0 0 0 0.7 HOC 0 1 TSO 0.27 0.83 FTO 0.7 0.3 SUN 0.74 0.26 VLO 0.24 0.54 0.1 0.12 Geographical Mix of Refining Capacity Source: Oil & Gas Journal and Valero estimates DK 8.03 ALJ 7.91 WNR 6.7 HOC 7.82 TSO 9.41 FTO 11.9 SUN 8.5 VLO 12.4 Nelson Complexity Index Source: Bloomberg EPS DK 0.93 ALJ 0.87 WNR 1.58 HOC 1.13 TSO 1.68 FTO 1.63 SUN 0.97 VLO 0.48 Volatility of Quarterly Diluted EPS from Cont. Ops. Since 2002 Source: Bloomberg, February 27, 2008 DK 8.703 ALJ 7.957 WNR 6.141 HOC 9.875 TSO 9.593 FTO 8.837 SUN 9.179 VLO 8.035 Price to 2008 Earnings Ratio 1VLO figures are for Core refineries and exclude Aruba, Memphis, and Krotz Springs 1 1

Committed to Creating Long-Term Shareholder Value Most geographically diverse independent refiner in North America Most conversion capacity in North America Committed to safe and environmentally compliant operations Optimizing portfolio Resulting in a system that can compete in any margin environment Focusing on reliability and cost efficiency Significant financial opportunity from improvements Using balanced approach to allocate cash Continuing to return cash to shareholders Organic projects for earnings and cash flow growth

Appendix

2007 and 2008 Capital Budget 2007A 2008E Regulatory 290 535 Turnarounds 520 420 Sustaining/Other 895 1570 Tier II 325 40 Strategic 750 1935 Budgeted 330 $2,780 $4,500 Millions Strategic Tier II Sustaining/ Other Turnarounds Regulatory Came in below $3,500 budget 2008 estimate includes all 17 refineries Increase in Sustaining/Other primarily due to key reliability projects Increase in Strategic primarily due to initiation of large growth projects Increase in Regulatory mainly due to additional spending for EPA Section 114 settlement 1 1 2008 estimated budget includes spending for some projects not yet approved by Board of Directors

Comparison of Conversion Capacity Valero is an industry leader in upgrading capacity Valero's upgrading capacity provides superior operational flexibility Significant capital investment and long lead time required to add conversion capacity Coking Capacity Hydrocracking Capacity Cat Cracking Capacity VLO 380 219 923 XOM 401 161 825 COP 324 148 729 BP 232 231 473 RDS 230 206 471 CVX 164 252 238 MRO 63 27 396 SUN 9 28 339 TSO 82 94 196 Cat Cracking Hydrocracking Coking U.S. Conversion Capacity1 MBPD Source: Oil & Gas Journal, Company Websites 1 Conversion Capacity = Sum of Coking, Hydrocracking and Cat Cracking Capacity

Safe Harbor Statement Statements contained in this presentation that state the Company's or management's expectations or predictions of the future are forward- looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words "believe," "expect," "should," "estimates," and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see Valero's annual reports on Form 10^K and quarterly reports on Form 10^Q, filed with the Securities and Exchange Commission, and available on Valero's website at www.valero.com.